Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

SHAP 2018-1, LLC

1251 Avenue of the Americas, Floor 50

New York, New York 10020

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by SHAP 2018-1, LLC (the “Company”) and Nomura Securities International, Inc., Barclays Capital Inc., Performance Trust Capital Partners, LLC and Credit Suisse Securities (USA) LLC (collectively, the “Other Specified Parties” and, together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of reverse mortgage loans in conjunction with the proposed offering of Cascade Funding Mortgage Trust 2019-HB1.

The Company is responsible for the information provided to us, including the information set forth in the Data File (as defined herein). The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On December 5, 2019, representatives of the Company provided us with a computer generated reverse mortgage asset data file and related record layout (the “Data File”) containing data, as represented to us by the Company, as of the close of business September 30, 2019, with respect to 1,100 reverse mortgage loans (the “Mortgage Loans”).

At the Company’s instruction, we performed certain comparisons and recomputations for each of the Mortgage Loans relating to the reverse mortgage asset characteristics (the “Characteristics”) set forth on the Data File and indicated below.

Member of

Deloitte Touche Tohmatsu Limited

Characteristics

1	Origination Loan ID (for informational purposes only)	37	Default Balance
2	Cut-off Date (for informational purposes only)	38	Default Date
3	Servicer Loan ID (for informational purposes only)	39	Owner Occupied
4	WAM ID (for informational purposes only)	40	Due & Payable Date
5	Property City	41	Loan Balance at Called D&P Date
6	Property State	42	First Legal Deadline Date
7	Zip code	43	First Legal Completed Date
8	Original Appraisal Value	44	Bankruptcy Filed Date
9	Original Appraisal Date	45	FCL Deed Recording Date
10	Original Principal Balance	46	FCL Sale Date
11	Total Loan Balance	47	DIL Recording Date
12	Interest Type Code	48	Marketable Title Acquired Date
13	Interest Type	49	Borrower Age
14	Margin	50	Co Borrower Age
15	Property Type	51	Most Recent Appraisal Value Date
16	Funded Date	52	Most Recent Appraisal Value
17	Closing Date	53	Due & Payable Appraisal Date
18	MIC Endorsement Date	54	Due & Payable Appraisal Amount
19	Max Claim Amount	55	FCL Appraisal Date
20	Loan Status	56	FCL Appraisal Value
21	Servicing Fee	57	DIL Appraisal Date
22	Current Interest Rate	58	DIL Appraisal Value
23	Index	59	Short Sale Appraisal Date
24	Debenture Interest Rate	60	Short Sale Appraisal Value
25	MIP Rate	61	BPO Valuation Date
26	Borrower Birth Date	62	BPO Valuation
27	Co Borrower Birth Date	63	Most Recent Property Valuation Date
28	Borrower Death Date (as applicable)	64	Most Recent Property Valuation
29	Co Borrower Death Date (as applicable)	65	HUD Notification 1st Legal
30	ARM Next IR Change Date	66	Corporate Advance (aggregated)
31	Rate Change Frequency	67	TI Advance (aggregated)
32	ARM IR Life Cap	68	Other Advances
33	Original Note Rate	69	Borrower Gender
34	Current Payment Plan	70	CoBorrower Gender
35	Original Principal Limit	71	Active Bankruptcy Flag
36	Bankruptcy Dismissed/Discharged Date

We compared Characteristics 5. through 35. and 71. to the corresponding information set forth on or derived from an electronic mortgage loan file, prepared, created and delivered by the Company, from the Servicer’s servicing system, as of close of business September 30, 2019 (the “Servicer System File”).

We compared Characteristics 36. through 65. to the corresponding information set forth on or derived from electronic mortgage asset files, prepared, created and delivered by the Company, as of close of business September 30, 2019 (collectively, the “AMC Data File”).

We compared Characteristics 66. through 68. to the corresponding information set forth on or derived from electronic advance analysis data file, prepared, created and delivered by the Company, as of close of business September 30, 2019 (the “Advance Analysis Data File”).

We compared Characteristics 69. and 70. to the corresponding information set forth on or derived from an electronic data file, provided to us by the Company, containing gender information for each Mortgage Loan (“Gender Data File”).

For purposes of our procedures and at your instruction:

•	with respect to our comparison of Characteristics 28., 29., 36. and 44., for Mortgage Loans with a date after September 30, 2019 (as set forth on the Servicer System File or AMC Data File, as applicable) for each respective Characteristic, we were instructed to consider such date to be “not applicable” for purposes of our comparison.

The loan documents described above and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Source Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Source Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Source Documents. In addition, we make no representations as to whether the Source Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Mortgage Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Data File were found to be in agreement with the above-mentioned Source Documents.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the Mortgage Loans underlying the Data File, or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the Mortgage Loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

December 5, 2019